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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                   May 2, 2005
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                Date of Report (Date of earliest event reported)


                                 ORAGENICS, INC.
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             (Exact name of registrant as specified in its charter)


           Florida                    000-50614                  59-3410522
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(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)

                            13200 Progress Boulevard
                             Alachua, Florida 32615
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           (Address of principal executive offices including zip code)


                                 (386) 418-4018
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               Registrant's telephone number, including area code


                                      None
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         (Former name or former address, if changed since last report.)


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ITEM 8.01 OTHER EVENTS

      Oragenics, Inc. issued a press release to announce the start of a Phase I clinical study of its Replacement Therapy technology, a novel approach to the prevention of tooth decay.


ITEM 9.01 FINANCIAL INFORMATION AND EXHIBITS


     Exhibit No.          Description
     -------------------- -----------------------------------------------------
     99.1                 Press Release
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                                   SIGNATURES

         In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on this 2nd day of May, 2005.

                                 ORAGENICS, INC.
                                 (Registrant)


                                 BY: /s/ Mento A. Soponis
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                                     Mento A. Soponis
                                     President and Chief Executive Officer